UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 17, 2010, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2010 Annual Meeting of Stockholders. At the 2010 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of ten directors, nine of whom were then serving as Directors of Broadridge, for terms of one year and until their successors are elected and qualified.

2.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2011.

3.	The amendment of the Broadridge Financial Solutions, Inc. 2007 Omnibus Award Plan (the “Plan”).

Proposal 1: Election of Directors. The following table reflects the tabulation of the votes with respect to each Director who was elected at the 2010 Annual Meeting:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	88,433,763	3,928,547	545,478	18,345,067
Richard J. Daly	92,065,896	304,385	537,507	18,345,067
Robert N. Duelks	92,116,605	244,390	546,793	18,345,067
Richard J. Haviland	91,565,624	799,201	542,963	18,345,067
Sandra S. Jaffee	91,534,042	835,565	538,181	18,345,067
Alexandra Lebenthal	91,552,832	816,574	538,382	18,345,067
Stuart R. Levine	91,002,109	1,360,664	545,015	18,345,067
Thomas J. Perna	91,386,910	973,086	547,792	18,345,067
Alan J. Weber	90,911,089	1,448,559	548,140	18,345,067
Arthur F. Weinbach	91,437,150	939,176	531,462	18,345,067

Proposal 2: Ratification of Appointment of Auditors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2011, was approved by the stockholders. The stockholders cast 110,838,859 votes in favor of this proposal and 269,925 votes against. There were 144,071 abstentions.

Proposal 3: Approval of the Amendment of our 2007 Omnibus Award Plan. The amendment of the Plan was approved by the stockholders. The stockholders cast 65,470,104 votes in favor of this proposal and 27,241,476 votes against. There were 196,208 abstentions and 18,345,067 broker non-votes.

A description of the Plan, as amended, is set forth in the Company’s definitive proxy statement for the 2010 Annual Meeting, filed with the Securities and Exchange Commission on October 8, 2010 under the caption “Proposal Three-Approval of the Amendment of our 2007 Omnibus Award Plan.” The description of the Plan, as amended, is qualified in its entirety by reference to the full text of the Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	The Broadridge Financial Solutions, Inc. 2007 Omnibus Award Plan (Amended and Restated Effective August 4, 2008, as Amended Effective August 4, 2009 and August 3, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2010

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/S/ ADAM D. AMSTERDAM
Name:	Adam D. Amsterdam
Title:	Vice President, General Counsel and Secretary